RIGHTSCORP, INC.

Notes to Unaudited Pro forma Financial Statements

Pro Forma Disclosures (Unaudited)

The following statements represent pro forma disclosures applicable to the Merger Agreement described above. The unaudited pro forma condensed balance sheets as of December 31, 2012 and June 30, 2013, are based on the balance sheets of Rightscorp, Inc., a Nevada corporation (formerly Stevia Agritech Corp.) (hereinafter “Stevia”)and Rightscorp Merger Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Stevia (the “Subsidiary”) and Rightscorp, Inc., a Delaware corporation (“Rightscorp Delaware” or “Rightscorp”)and as of December 31, 2012 and September 30, 2012, and June 30, 2013 and June 30, 2013, respectively.

The unaudited pro forma statement of operations for the year ended December 31, 2012 is based on the statement of operations for Rightscorp for the year ended December 31, 2012 and the statement of operations of Stevia for the year ended September 30, 2012. The unaudited pro forma statement of operations for the period ended June 30, 2013 is based on the statement of operations of Rightscorp and Stevia as of June 30, 2013 and March 31, 2013, respectively.

The fiscal year end of Rightscorp is December 31, and the fiscal year end of Stevia is September 30.

On October 25 , 2013, Stevia entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Rightscorp, and pursuant to the Merger Agreement, which closed on October 25 , 2013 (the “Closing Date”), (i) the Subsidiary merged into Rightscorp, such that Rightscorp became a wholly-owned subsidiary of Stevia, (ii) Stevia issued (a) 45,347,102 shares (the “Acquisition Shares”), of their common stock to the shareholders of Rightscorp representing approximately 65.9 % of Stevia’s aggregate issued and outstanding common stock following the closing of the Merger Agreement (following the Share Cancellation and the Private Placement, each as defined below), in exchange for all of the issued and outstanding shares of common stock of Rightscorp, (b) outstanding warrants to purchase 1,831,969 shares of common stock of Rightscorp were converted into outstanding warrants to purchase 5,312,703 shares of common stock of Stevia, and (iv) outstanding convertible notes in the aggregate amount of $233,844 (including outstanding principal and accrued interest thereon) of Rightscorp were amended to be convertible into shares of common stock of Stevia at a conversion price of $0.1276.

The pro forma financial statements contain the adjustments and assumptions described below.

Rightscorp, Inc.

Unaudited Combined Pro Forma Balance Sheet

	Rightscorp, Inc.	Stevia Agritech Corp.
	For the Year Ended	For the Year Ended	Pro forma	Consolidated
	December 31, 2012	September 30, 2012	Adjustments	Pro forma
Assets
Current Assets
Cash	$10,049	$-	$-	$10,049
Prepaid expenses	28,883	-	-	28,883
Other current asset	5,698	-	-	5,698
Total Current Assets	44,630	-	-	44,630
Other Assets
Fixed assets, net	28,851	-	-	28,851
Intangible assets, net	50,700	-	-	50,700
Total Assets	$124,181	$-	$-	$124,181

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable and accrued liabilities	$514,874	$-	$-	$514,874
Convertible notes payable, net of discount of $101,551	518,975	-	-	518,975
Note payable	-	16,638	-	16,638
Total Liabilities	1,033,849	16,638	-	1,050,487

Stockholder’s Deficit
Preferred stock, $.001 par value; 10,000,000 shares authorized; 3,220,000 and 3,020,000 shares issued and shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively.	3,220	-	-	3,220
Common stock, $.001 par value; 250,000,000 shares authorized; 9,660,135 and 9,525,000 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively.	9,660	2,900	(7,891) (2)	4,669
Additional paid in capital	1,275,345	49,600	(61,247) (3,4)	1,263,698
Accumulated deficit	(2,197,893)	(69,138)	69,138 (3,4)	(2,197,893)
Total stockholders’ deficit	(909,668)	(16,638)	0	(926,306)
Total Liabilities and Stockholders’ Deficit	$124,181	$-	$0	$124,181

See accompanying notes to unaudited pro forma financial statements.

Rightscorp, Inc.

Unaudited Combined Pro Forma Balance Sheet

	Rightscorp, Inc.	Stevia Agritech Corp.
	Six Months Ended	Nine Months Ended	Pro forma		Consolidated
	June 30, 2013	June 30, 2013	Adjustments		Pro forma
Assets
Current Assets
Cash	$173,460	$-	$233,844		$407,304
Prepaid expenses	25,569	-	-		25,569
Promissory note receivable	-	200,000	(200,000	)(1)	-
Total Current Assets	199,029	200,000	33,844		432,873
Other Assets
Fixed assets, net	30,457	-	-		30,457
Intangible assets, net	42,250	-	-		42,250
Total Assets	$271,736	$200,000	$33,844		$505,580

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts payable and accrued liabilities	$752,520	$2,119	$-		$754,639
Convertible notes payable, net of discount of $101,551	809,729	-	-		809,729
Note payable	200,000	47,160	(200,000	)(1)	47,160
Total Current Liabilities	1,762,249	49,279	(200,000)		1,611,528
Total Liabilities	1,762,249	49,279	(200,000)		1,611,528

Stockholder’s Deficit
Preferred stock, $.001 par value; 10,000,000 shares authorized; 3,220,000 and 3,020,000 shares issued and shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively.	3,220	-	-		3,220
Common stock, $.001 par value; 250,000,000 shares authorized; 9,876,351 and 9,525,000 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively.	9,876	2,900	(8,107	)(2,3)	4,669
Additional paid in capital	1,489,579	49,600	140,172	(4)	1,679,351
Common stock subscribed	-	200,000	-		200,000
Accumulated deficit	(2,993,188)	(101,779)	101,779	(4)	(2,993,188)
Total stockholders’ deficit	(1,490,513)	150,721	233,844		(1,105,948)
Total Liabilities and Stockholders’ Deficit	$271,736	$200,000	$33,844		$505,580

See accompanying notes to unaudited pro forma financial statements.

Rightscorp, Inc.

Unaudited Combined Pro Forma Statements of Operations

	Rightscorp, Inc.	Stevia Agritech Corp.
	For the Year Ended	For the Year Ended	Pro forma		Consolidated
	December 31, 2012	September 30, 2012	Adjustments		Pro forma
Revenue	$96,565	$-	$-		$96,565

Operating expenses:
Copyright Holder fees	49,023	-	-		49,023
General and administrative	1,028,438	37,321	(37,321	)(5)	1,028,438
Sales and marketing	69,614	-	-		69,614
Depreciation and amortization	24,647	-	-		24,647
Total operating expenses	1,171,722	37,321	(37,321)		1,171,722

Loss from operations	(1,075,157)	(37,321)	37,321		(1,075,157)

Other income (expenses):
Interest expense	(124,166)	-	-		(124,166)
Total non-operating expenses	(124,166)	-	-		(124,166)

Loss from operations before income taxes	(1,199,323)	(37,321)	37,321		(1,199,323)

Provision for income taxes	-	-	-		-

Net loss	$(1,199,323)	$(37,321)	$37,321		$(1,199,323)

Net loss per share – basic and diluted	$(0.13)	$(0.00)			$(0.02)

Weighted average common shares – basic and diluted	9,558,321	60,184,932			69,743,253

Rightscorp, Inc.

Unaudited Combined Pro Forma Statements of Operations

	Rightscorp, Inc.	Stevia Agritech Corp.
	Six Months Ended	Six Months Ended	Pro forma	Consolidated
	June 30, 2013	March 31, 2013	Adjustments	Pro forma
Revenue	$101,926	$-	$-	$101,926

Operating expenses:
Copyright Holder fees	50,963	-	-	50,963
General and administrative	647,861	24,008	(24,008) (5)	647,861
Sales and marketing	42,718	-	-	42,718
Depreciation and amortization	15,542	-	-	15,542
Total operating expenses	757,084	24,008	(24,008)	757,084

Loss from operations	(655,158)	(24,008)	24,008	(655,158)

Other income (expenses):
Interest expense	(140,137)	-	-	(140,137)
Total non-operating expenses	(140,137)	-	-	(140,137)

Loss from operations before income taxes	(795,295)	(24,008)	24,008	(795,295)

Provision for income taxes	-	-	-	-

Net loss	$(795,295)	$(24,008)	$24,008	$(795,295)

Net loss per share – basic and diluted	$(0.08)	$(0.00)		$(0.01)

Weighted average common shares – basic and diluted	9,769,144	60,184,932		69,954,076

RIGHTSCORP, INC.

Notes to Unaudited Pro Forma Combined Financial Statements

Pro forma adjustments:

The unaudited pro forma condensed balance sheet and statements of operations reflect the following adjustments associated with the acquisition of Rightscorp by Stevia:

(1)	Eliminate the intercompany balance of $200,000 for monies extended to Rightscorp by Stevia.

(2)	Represents the issuance of 45,347,102 shares at a par value of $0.000067 of Stevia for 9,876,351 common shares of Rightscorp.

(3)	Represents the conversion of the outstanding convertible notes in the aggregate amount of $233,844 (including outstanding principal and accrued interest thereon) of Rightscorp were amended to be convertible into shares of common stock of the Company at a conversion price of $0.1276, or 1,832,633 shares.

(4)	Represents the consolidation of the operating performance of Stevia into Rightscorp.

(5)	Eliminated as a result of the Merger Agreement.